6. Significant accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2018
Significant Accounting Judgments Estimates And Assumptions
Significant accounting judgments, estimates and assumptions

The preparation of the consolidated financial statements requires Management to make judgments, estimates and assumptions that impact the reported amounts of revenue, expenses, assets and liabilities, and the disclosure of contingent liabilities at the end of the year; however, uncertainty about these assumptions and estimates could result in outcomes that would require material adjustments to the carrying amount of the asset or liability impacted in future periods. In the process of applying the Company’s accounting policies, Management has made the following judgments, which have the most significant impact on the amounts recognized in the consolidated financial statements:

6.1.   Impairment

As described in note 4.9, the Group assessed if its any of its long-lived assets might be impaired at December 31, 2018 and concluded that the recognition of an impairment loss was needed.

a)      Impairment assessment on long-lived assets related to the stores

An impairment assessment is performed on operating assets (property and equipment) and intangible assets (such as Commercial rights) directly attributable to the stores, as follows:

·  Step 1: compared the carrying amount of stores to a multiple of sales (30% to 35%), representing transactions between retail companies. Stores for which the multiple of sales was  lower than their carrying amount, a more detailed test is made, as described in Step 2 below;

·  Step 2: the Group considered the highest value between: a) the discounted cash flows of stores, using sales growth average 4.1% (3.4% in 2017) for the next five years and a discount rate of 10.1% (9,9% in 2017) and b) a valuation prepared by independent experts;

b)      Impairment assessment on intangible assets with indefinite useful life

For the purposes of impairment test, goodwill acquired through business combinations and licenses (brands) with indefinite life was allocated to cash generating units, which are also operating segments. The segments are: Retail, Cash and Carry, Home Appliances and E-commerce. The last two are available for sale (note 32).

Segments’ recoverable value is calculated using the value in use based on estimated cash flow based on financial budgets approved by senior management for the next three years. The discount rate used on cash flow projections was 10.1%, and the cash flows exceeding five years are extrapolated using a growth rate of 5.5% for retail and cash and carry (5.5% on December 31, 2017). Based on this analysis no impairment charges were recorded.

The Cash-and-Carry brand refers to “ASSAÍ”, and the home appliance brands refer to “PONTO FRIO” and “CASAS BAHIA”. These brands were acquired through business combinations.

The consolidated Via Varejo total net assets, including Cnova Brasil, were tested as described in note 32.3.

6.2.   Income taxes

       Given the nature and complexity of the Group business, the differences between actual results and assumptions, or future changes to such assumptions, could result in future adjustments to already recorded tax benefit and expenses. The Group records provisions, based on reasonable estimates. The amount of these provisions is based on various factors, such as previous tax audits and different interpretations of tax regulations by the taxpayer and the appropriate tax authority. Such differences in interpretation may refer to a wide range of issues, depending on the conditions prevailing in the respective entity's jurisdiction.

Deferred income tax and social contribution assets are recognized for all unused tax losses to the extent that it is probable that taxable income will be available to offset the tax credits. Significant Management judgment is required to determine the amount of deferred income tax and social contribution assets that can be recognized, based on income estimates and future taxable income, based on the annual business plan approved by the Board of Directors.

The Group derecognizes deferred tax assets related to income tax and social contribution when their realization is not probable. Accumulated tax losses do not expire; however their use is limited by law to 30% of taxable income for each year. Recognized deferred tax assets related to accumulated tax loss carryforwards relates to subsidiaries that have tax planning opportunities for the use of these balances. Further details on taxes are disclosed in Note 20.

6.3.   Fair value of derivatives and other financial instruments

When the fair value of financial assets and liabilities recorded in the financial statements cannot be observed in active markets, fair value is determined based on the fair value hierarchy determined by IFRS 13. The data used in fair value models are obtained, whenever possible, from observable markets or from information in comparable transactions in the market, the benchmarking of the fair value of similar financial instruments, the analysis of discounted cash flows or other valuation models. Judgments is used in the determination of assumptions in relation to liquidity risk, credit risk and volatility. Changes in assumptions may affect the reported fair value of financial instruments. The fair value of financial instruments actively traded on organized markets is determined based on market quotes, at the end of the reporting period.

6.4.   Share-based payments

The Group calculates compensation expense in relation to share-based payments based on the fair value of the awards at the grant date. Estimating the fair value of awards requires the determination of the most appropriate valuation model, which depends on the terms and conditions of each grant. This estimate also requires determining the most appropriate inputs for the valuation model, including the expected useful life of the stock options, volatility and dividend yield, as well as making assumptions about them. The assumptions and models used to estimate the fair value of share-based payment transactions are disclosed in note 24.5.

6.5.   Provision for contingencies

The Group is party to several judicial and administrative proceedings (see note 21). Provisions for legal claims are recognized for all cases for which a negative outcome is assessed as probable. In order to assessment the outcome´s probability the Group considers available evidence, the hierarchy of laws, prior court decisions in similar cases and their legal significance, as well as the legal counsel’s opinion.

6.6.   Allowance for doubtful accounts

Via Varejo calculates the allowance for doubtful accounts on the consumer financing (CDCI) portfolio using the credit analysis performed at the time of sale, as well as the subsequent portfolio maturity changes, starting from 60 days. Unemployment rate is also considered in this estimate as this rate has a direct incidence of the customers ability to repay.

6.7.   Recoverable taxes

Recoverable taxes mainly related to ICMS, ICMS from Tax Substitution, PIS and Cofins. The Group assesses the recoverability of these tax credits based on the projections prepared by management and expected consumption of the credits. Further details, see note 11.

6.8.   Inventories

Inventories are carried at the lower between the acquisition cost, calculated using the average cost method, and the net realizable value. The net realizable value is the average sales price, less costs to sell: (i) sales taxes, (ii) personnel expenses directly related to inventories and (iii) purchase cost. Inventories are also adjusted  through the estimations of shrinkage, scrap, slow moving and obsolescence and estimation for merchandise that will be sold with negative gross margin, including for products displayed in the stores.